EXHIBIT 99.2
Quest Resource Corporation
Unaudited Pro Forma Financial Information
     The following unaudited pro forma financial statements combine the historical consolidated balance sheets and statements of operations of Quest Resource Corporation (“QRCP” or “the Company”) and PetroEdge Resources (WV) LLC (“PetroEdge”), giving effect to the acquisition using the purchase method of accounting.
     These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements, including the notes thereto, of QRCP (as included in the annual report on Form 10-K for the year ended December 31, 2008, as amended, that the Company has filed with the United States Securities and Exchange Commission) and PetroEdge (as included in the exhibits to this Form 8-K/A).
     The unaudited pro forma combined statements of operations for the year ended December 31, 2007 and for the six months ended June 30, 2008 assume the acquisition occurred on January 1, 2007 and 2008, respectively. The unaudited pro forma combined balance sheet gives effect to the acquisition as if it had occurred on June 30, 2008.
     The unaudited pro forma financial statements are presented for illustration purposes only, in accordance with the assumptions set forth in the notes thereto, and are not necessarily indicative of the operating results or financial position that would have occurred had the acquisition been completed at the assumed dates nor are they necessarily indicative of future operating results or financial position of the combined enterprise. The unaudited pro forma condensed combined financial statements do not reflect any adjustments to reflect any cost savings or other synergies anticipated as a result of the acquisitions, or any future merger related expenses.

QUEST RESOURCE CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
June 30, 2008

			Pro Forma
	QRCP	PetroEdge	Adjustments		Pro Forma
		(In thousands)
ASSETS
Current assets:
Cash	$21,553	$5,305	$(5,000)	C	$21,858
Restricted cash	453				453
Accounts receivable, trade	16,361	1,998			18,359
Accounts receivable, other	3,466				3,466
Other current assets	4,999	129			5,128
Inventory	12,713				12,713
Short-term derivative financial instrument assets	1,837				1,837

Total current assets	61,382	7,432	(5,000)		63,814
Oil and gas properties under full cost method of accounting, net	346,005	80,372	64,066	A	490,443
Pipeline assets, net	297,971				297,971
Property and equipment, net	24,481	110	(110)	A	24,481
Other assets, net	15,594	2,010	(456)	G	17,148
Long-term derivative financial instrument assets	9,536				9,536

Total assets	$754,969	$89,924	$58,500		$903,393

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$43,319	$9,236	$(5,000)	C	$47,555
Revenue payable	7,952				7,952
Accrued expenses	9,768				9,768
Current portion of notes payable	247		45,000	B	45,247
Short-term derivative financial instrument liabilities	68,355				68,355

Total current liabilities	129,641	9,236	40,000		178,877
Non-current liabilities:
Long-term derivative financial instrument liabilities	85,306				85,306
Asset retirement obligation	3,411	2,189			5,600
Notes payable and other non-current debt	312,152	91,028	(78,730)	B	324,450

Total long-term liabilities	400,869	93,217	(78,730)		415,356

Minority interests	227,627				227,627
Stockholders’ equity (deficit)	(3,168)	(12,529)	84,701	B	81,533
			12,529	F

Total liabilities and stockholders’ equity	$754,969	$89,924	$58,500		$903,393

See accompanying Notes to Unaudited Pro Forma Financial Statements

QUEST RESOURCE CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Six Months ended June 30, 2008

			Pro Forma
	QRCP	PetroEdge	Adjustments		Pro Forma
		(In thousands, except share and per share data)
Revenue:
Oil and gas sales	$87,458	$6,550	$		$94,008
Gas pipeline revenue	14,049				14,049

Total revenues	101,507	6,550			108,057
Costs and expenses:
Oil and gas production	23,037	2,110			25,147
Pipeline operating	15,122				15,122
General and administrative	11,941	1,501			13,442
Depreciation, depletion and amortization	31,333	1,531	3,269	D	36,133

Total costs and expenses	81,433	5,142	3,269		89,844

Operating income (loss)	20,074	1,408	(3,269)		18,213
Other income (expense):
Gain (loss) from derivative financial instruments	(149,614)				(149,614)
Other income (expense)	122				122
Interest expense	(10,178)	(5,682)	702	E	(15,158)
Interest income	121				121

Total other income (expense)	(159,549)	(5,682)	702		(164,529)

Income (loss) before income taxes	(139,475)	(4,274)	(2,567)		(146,316)
Income tax expense	—				—

Net income (loss) before minority interest	(139,475)	(4,274)	(2,567)		(146,316)
Minority interests	56,494		2,714	H	59,208

Net income (loss)	$(82,981)	$(4,274)	$147		$(87,108)

Net income (loss) per common share — basic and diluted	$(3.65)				$(2.76)

Weighted average shares outstanding — basic and diluted	22,742,289		8,800,000	B	31,542,289

See accompanying Notes to Unaudited Pro Forma Financial Statements

QUEST RESOURCE CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year ended December 31, 2007

			Pro Forma
	QRCP	PetroEdge	Adjustments		Pro Forma
		(In thousands, except share and per share data)
Revenue:
Oil and gas sales	$105,285	$12,148	$		$117,433
Gas pipeline revenue	9,853	—			9,853

Total revenues	115,138	12,148			127,286
Costs and expenses:
Oil and gas production	36,295	3,162			39,457
Pipeline operating	21,098				21,098
General and administrative	21,023	2,394			23,417
Depreciation, depletion and amortization	39,782	3,225	6,805	D	49,812
Misappropriation of funds	2,000				2,000

Total costs and expenses	120,198	8,781	6,805		135,784

Operating income (loss)	(5,060)	3,367	(6,805)		(8,498)
Other income (expense):
Gain (loss) on sale of assets	(322)				(322)
Gain (loss) from derivative financial instruments	1,961				1,961
Other income (expense)	(9)				(9)
Interest expense	(44,044)	(7,765)	(5,258)	E	(57,067)
Interest income	416				416

Total other income (expense)	(41,998)	(7,765)	(5,258)		(55,021)

Loss before income taxes	(47,058)	(4,398)	(12,063)		(63,519)
Income tax expense					—

Net loss before minority interest	(47,058)	(4,398)	(12,063)		(63,519)
Minority interests	2,904		523	H	3,427

Net loss	$(44,154)	$(4,398)	$(11,540)		$(60,092)

Net loss per common share — basic and diluted	$(1.97)				$(1.93)

Weighted averages shares outstanding — basic and diluted	22,379,479		8,800,000	B	31,179,479

See accompanying Notes to Unaudited Pro Forma Financial Statements

Quest Resource Corporation and Subsidiaries
Notes to Unaudited Pro Forma Financial Statements
Note 1 — Description of Transaction
On July 11, 2008, QRCP completed the acquisition of privately held PetroEdge Resources (WV) LLC (“PetroEdge”) in an all cash purchase for approximately $142 million in cash including transaction costs, subject to certain adjustments for working capital and certain other activity between May 1, 2008 and the closing date. The assets acquired were approximately 78,000 net acres of oil and natural gas producing properties in the Appalachian Basin with estimated net proved reserves of 99.6 Bcfe as of May 1, 2008 and net production of approximately 3.3 million cubic feet equivalent per day. The transaction was funded with borrowings under Quest Energy Partners, L.P.’s revolving credit facility, the proceeds of a $45 million, six-month term loan and proceeds of $84.7 million from a July 8, 2008 public offering of 8,800,000 shares of QRCP common stock.
Note 2 — Pro Forma Adjustments
A) To reflect the allocation of the purchase price to oil and gas properties ($144 million) and to adjust for certain assets not acquired.
B) To adjust long-term debt and current notes payable, eliminate $91 million of PetroEdge obligations not acquired, and reflect the issuance of common stock in connection with the transaction.
C) To remove performance deposit and related obligation not acquired in the transaction.
D) To adjust depreciation, depletion and amortization of oil and gas properties assuming the transaction had occurred at the beginning of the respective periods.
E) To adjust combined interest expense for the effect of acquisition related borrowing net of interest on PetroEdge debt, none of which was assumed in the transaction.
F) To eliminate PetroEdge’s historical accumulated deficit.
G) To eliminate PetroEdge debt issue costs and reflect QRCP debt issue costs incurred to fund the transaction.
H) To reflect minority interest impact.